UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

        CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


                                 March 15, 2005
                Date of Report (Date of earliest event reported)



                               PLANGRAPHICS, INC.
                               ------------------
             (Exact name of registrant as specified in its charter)

        Colorado, U.S.A.                                       84-0868815
(State or other jurisdiction of                             (I.R.S. Employer
 incorporation or organization)                            Identification No.)

                    112 East Main Street, Frankfort, KY 40601
                    (Address of principal executive offices)

                                 (720) 851-0716
                (Issuer's telephone number, including area code)


                                       N/A
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 4.01. Changes in Registrant's Certifying Accountant

     a.   Previous independent accountants

          (i) Grant Thornton LLP ("GT") has advised PlanGraphics, Inc. ("Registrant"), that concurrent with Registrant's filing of its 2003 Annual Report on Form 10-KSB on March 15, 2005, GT will not stand for reappointment and will no longer represent Registrant as Registrant's principal independent accountant. GT was not and is not being engaged to perform services for periods after September 30, 2003.

          (ii) Registrant's financial statements for the year ended September 30, 2003 and filed on March 15, 2005, were audited by GT and included an independent auditor's report containing an explanatory paragraph describing the uncertainty as to the Company's ability to continue as a going concern. The report for the year ended September 30, 2002 did not contain a similar explanatory paragraph.

          (iii) During Registrant's two fiscal years ended September 30, 2003 and 2002 there were no disagreements with GT on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved, to GT's satisfaction, would have caused it to make reference to the subject matter of the disagreement in its report on the financial statements.

          (iv) Additional matters:

               (a) During the course of their audit of Registrant's financial statements for the year ended September 30, 2003, GT advised Registrant that it had identified certain material weaknesses in internal control. Registrant included a discussion of such material weaknesses in its Form 10-KSB for the year ended September 30, 2003; GT also provided a Material Weakness Letter dated November 30, 2003 to the Company's audit committee.

               (b) On March 17, 2005, GT furnished Registrant with a letter addressed to the SEC stating whether or not GT agrees with the above statements. A copy of such letter, dated March 17, 2005, is filed as Exhibit 16.1 to this Form 8-K.

b.   New independent accountants.

     (i) The Registrant has engaged Sherb & Co., LLP. ("Sherb") as its new independent registered public accountant effective March 16, 2005 for the fiscal year ended September 30, 2004 and subsequent periods. Prior to March 16, 2005, Registrant did not consult with Sherb regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Registrant's consolidated financial statements, and no written report or oral advice was provided to Registrant by Sherb concluding there was an important factor to be considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-B and the related instructions to Item 304 of Regulation S-B, or event identified in response to Item 304(a)(1)(iv) of Regulation S-B.

     (ii) The The change of principal independent accountants was approved by the Audit Committee of the Board of Directors of Registrant.


Item 9.01. Financial Statement and Exhibits

     The following documents are filed herewith as exhibits:

     Exhibit 16.1 Letter from Grant Thornton LLP dated March 17, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 17, 2005

PLANGRAPHICS, INC.



/s/ Fred Beisser
----------------
Frederick G. Beisser
Senior Vice President - Finance